Exhibit 99.2








                             TRANSACTION AGREEMENT,

                           dated as of July 16, 2004,

                                      among

                       CAPRI CAPITAL LIMITED PARTNERSHIP,

                 CAPRI ACQUISITION, INC. and CAPRI HOLDINGS, LLC

                                       and

                                 CM INVESTOR LLC

                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I CERTAIN DEFINITIONS..................................................2
        SECTION 1.1     Certain Definitions....................................2

ARTICLE II TRANSACTIONS.......................................................10
        SECTION 2.1     Assignment of Existing Term Loan......................10
        SECTION 2.2     Initial Advance.......................................10
        SECTION 2.3      .....................................................10

ARTICLE III CLOSING CONDITIONS................................................11
        SECTION 3.1     Initial Advance Closing Conditions....................11
        SECTION 3.2     CCA Purchase Advance Closing Conditions...............14

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................15
        SECTION 4.1     Representations and Warranties........................15

ARTICLE V COVENANTS...........................................................16
        SECTION 5.1     Covenants in Transaction Documents....................16

ARTICLE VI ANNUAL SUPPLEMENTAL FEE............................................16
        SECTION 6.1     Annual Supplemental Fee...............................16
        SECTION 6.2     Calculation, Time and Manner of Payment...............16
        SECTION 6.3     Deferral Option.......................................16
        SECTION 6.4     Amendment on Exercise of Purchase Option..............17
        SECTION 6.5     Calculation and Payment of Fees.......................17

ARTICLE VII PURCHASE OPTION...................................................17
        SECTION 7.1     Purchase Option.......................................17

ARTICLE VIII TERMINATION......................................................18
        SECTION 8.1     Termination...........................................18

ARTICLE IX TRANSACTION FEE....................................................18
        SECTION 9.1     Transaction Fee.......................................18

ARTICLE X MISCELLANEOUS.......................................................18
        SECTION 10.1    Amendment; Waiver.....................................18
        SECTION 10.2    Expenses..............................................19
        SECTION 10.3    Assignment; Parties in Interest.......................19
        SECTION 10.4    Further Assurances....................................19
        SECTION 10.5    Entire Agreement......................................19
        SECTION 10.6    Headings; References..................................20

        SECTION 10.7    Notices...............................................20
        SECTION 10.8    Consent to Jurisdiction...............................21
        SECTION 10.9    Waiver of Jury Trial..................................21
        SECTION 10.10   Governing Law.........................................21
        SECTION 10.11   Counterparts..........................................22


        SCHEDULES

        Schedule 3.1(e)                 Security Filings


        EXHIBITS

        Exhibit A                       Assignment of Existing Term Loan
        Exhibit B                       Allonge
        Exhibit C                       Option Agreement
        Exhibit D                       Release by Credit Enhancers
        Exhibit E                       Release by Term Loan Banks
        Exhibit F                       Amended and Restated Term Loan Agreement
        Exhibit G                       Affiliate Interest Security Agreement
        Exhibit H                       Assets Security Agreement
        Exhibit I                       Associates Security Agreement
        Exhibit J                       Stock and CRC Membership Interests
                                        Security Agreement
        Exhibit K                       Capri Holdings Security Agreement
        Exhibit L-1                     CCA Majority Interest Security Agreement
        Exhibit L-2                     CCA Minority Interest Security Agreement
        Exhibit L-3                     CCA Assets Security Agreement
        Exhibit M                       Finance Security Agreement
        Exhibit N                       CCM Security Agreement
        Exhibit O                       Partnership Interest Security Agreement
        Exhibit P                       Servicing Rights Security Agreement
        Exhibit Q                       Carter Amendment
        Exhibit R                       Fargo Amendment
        Exhibit S                       Primo Amendment
        Exhibit T                       Carter Guaranty
        Exhibit U                       Fargo Guaranty
        Exhibit V                       Primo Guaranty
        Exhibit W                       General Partner Guaranty
        Exhibit X                       CRC Guaranty

                              TRANSACTION AGREEMENT



        THIS TRANSACTION AGREEMENT (this "Agreement") is made as of July 16, 2004, by and among (i) CAPRI CAPITAL LIMITED PARTNERSHIP, a Delaware limited partnership ("CCLP"), CAPRI ACQUISITION, INC., an Illinois corporation ("CAI" and, together with CCLP, the "Borrowers" and each a "Borrower") and CAPRI HOLDINGS, LLC, an Illinois limited liability company ("Capri Holdings") and (ii) CM Investor LLC, a Delaware corporation (the "Lender").

                                    RECITALS
                                    --------

        WHEREAS, the Borrowers are party to that certain Credit Agreement dated as of November 19, 1999 (as amended by the First Amendment to Existing Term Loan Agreement (as defined below) and the Second Amendment to Existing Term Loan Agreement (as defined below), the "Existing Term Loan Agreement") made by and among the Borrowers, American National Bank and Trust Company of Chicago ("ANB") and Comerica Bank, a Michigan banking corporation ("Comerica");

        WHEREAS, Bank One, N.A. ("Bank One" and, together with Comerica, the "Existing Term Loan Banks" and each an "Existing Term Loan Bank") is the successor-in-interest to ANB under the Existing Term Loan Agreement;

        WHEREAS, pursuant to the Existing Term Loan Agreement, the Existing Term Loan Banks have made a term loan to the Borrowers in the currently outstanding principal amount of $55,000,000 (the "Existing Term Loan");

        WHEREAS, the Borrowers are party to that certain Amended and Restated Credit Enhancement Umbrella Agreement dated as of November 19, 1999 (as amended by the First Amendment to Credit Enhancement Agreement (as defined below) and the Second Amendment to Credit Enhancement Agreement (as defined below) the "Credit Enhancement Agreement") made by and among CAI, CCLP and Capri Holdings, and the Board of Trustees of the General Retirement System of the City of Detroit ("GRS") and the Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit ("PFRS" and, together with GRS, the "Credit Enhancers" and each a "Credit Enhancer");

        WHEREAS, pursuant to the Credit Enhancement Agreement, the Credit Enhancers have provided to the Existing Term Loan Banks credit enhancement for the obligations of the Borrowers in respect of the Existing Term Loan;

        WHEREAS, the Borrowers desire that the Lender acquire the Existing Term Loan from the Existing Term Loan Banks and, in addition, loan to the Borrowers $29,000,000 to satisfy obligations of the Borrowers to the Credit Enhancers and for other purposes set forth herein (the "Additional Loan"), with such additional loan being consolidated with the Existing Term Loan pursuant to the Amended and Restated Term Loan Agreement (as defined in Section 1.1 below) (such consolidated loan, the "Loan") and the Lender is willing to make such acquisition and Loan on and subject to the terms and conditions set forth herein;

        WHEREAS, $17,000,000 of the Additional Loan (the "Initial Advance") will be advanced on the Closing Date (as hereafter defined) and the remaining $12,000,000 of the Additional Loan (the "CCA Purchase Advance") will be advanced on the CCA Purchasing Closing Date (as hereafter defined) to pay the purchase price of the acquisition of the 49% interest in Capri Capital Advisers LLC (CCA) owned by Capital Associates Group ("CAG").

        WHEREAS, Capri Holdings is a wholly-owned subsidiary of CCLP and will derive substantial benefit from the making of the Consolidated Term Loan to the Borrowers; and

        WHEREAS, immediately prior to the closing of the Initial Advance on the Closing Date, Daryl J. Carter ("Carter"), Quintin E. Primo III ("Primo") and Brian C. Fargo ("Fargo" and, together with Carter and Primo, the "Capri Principals") will transfer their partnership interests in CCLP to Capri Realty Capital, LLC, a Delaware limited liability company ("CRC"), and amend the partnership agreement of CCLP to reflect such transfer and to admit CRC as a limited partner of CCLP with an 89% membership interest therein, and to add the Credit Enhancement Clawback Right (as hereafter defined) to such partnership agreement.

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                   ARTICLE I

                               CERTAIN DEFINITIONS

        SECTION 1.1    Certain Definitions.

        As used in this Agreement, the following terms shall have the meanings set forth below:

               "Additional Loan" has the meaning ascribed thereto in the Recitals.

               "Affiliate" of a Person means (a) any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and (b) any member of a controlled group of corporations or a group of trades or businesses under common control with such Person and (c) any director, executive officer, partner or member of such Person. Control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the person in question.

               "Affiliate Interest Security Agreement" means that certain Security Agreement dated the Closing Date made by CCLP, Capri Holdings, CAI and CRC in favor of Lender, pursuant to which CCLP, Capri Holdings and CAI grant Lender a security interest in and to all of the interests of CCLP, Capri
Holdings and CAI in any of their affiliates and subsidiaries, in the form attached hereto as Exhibit G.

               "Agreement" has the meaning ascribed thereto in the preamble to this Agreement.

               "Amended and Restated Term Loan Agreement" means that certain Amended and Restated Credit Agreement dated the Closing Date by and among the Borrowers and the Lender, in the form attached hereto as Exhibit F.

               "Amended and Restated Term Loan Documents" means the Amended and Restated Term Loan Agreement, the Note, the Security Agreements, the Guaranties and all other instruments, agreement and documents heretofore or hereafter executed or delivered in connection therewith, in each case, as amended, modified or supplemented from time to time.

               "Amendments to Employment Agreements" means the Carter Amendment, the Primo Amendment and the Fargo Amendment, or any of them, as the context may require.

               "ANB" has the meaning ascribed thereto in the Recitals.

               "Assets Security Agreement" means that certain Security Agreement dated the Closing Date made by CCLP, Capri Holdings, CAI, Associates, Finance and CRC in favor of Lender, pursuant to which CCLP, Capri Holdings and CAI grant Lender a security interest in and to all of the assets of CCLP, Capri Holdings and CAI, in the form attached hereto as Exhibit H.

               "Assignment of Existing Term Loan Assignment" means the assignments of the Existing Term Loan and all rights under the Existing Term Loan Agreement and the documents executed in connection therewith, including the security interests relating thereto, and the Allonges in respect of the promissory notes evidencing the Existing Term Loan to be executed and delivered by the Existing Term Loan Banks to the Lender on the Closing Date, substantially in the form attached hereto as Exhibits A and B.

               "Associates" means Capri Capital Associates, LLC, a Delaware limited liability company.

               "Associates Security Agreement" means that certain Amended and Restated Security Agreement dated the Closing Date by and between Capri Holdings and Lender, pursuant to which Capri Holdings grants Lender a security interest in the limited liability company interests of Capri Holdings in Associates, in the form attached hereto as Exhibit I.

               "Bank One" has the meaning ascribed thereto in the preamble to this Agreement.

               "Borrower" and "Borrowers" have the meaning ascribed thereto in the preamble to this Agreement.

               "CAG" has the meaning ascribed thereto in the Recitals.

               "CAI" has the meaning ascribed thereto in the preamble to this Agreement.

               "Capri Companies" means CAI, CCLP, CRC, Capri Holdings, Associates and Finance and their Subsidiaries, and "Capri Company" means CAI, CCLP, CRC, Capri Holdings, Associates and Finance or their Subsidiaries, as the context may require.

               "Capri Holdings" has the meaning ascribed thereto in the preamble to this Agreement.

               "Capri Holdings Security Agreement" means that certain Amended and Restated Security Agreement dated the Closing Date by and between CCLP and Lender, pursuant to which CCLP grants Lender a security interest in the limited liability company interests of CCLP in Capri Holdings, in the form attached hereto as Exhibit K.

               "Capri   Parties"  means  the  Capri   Companies  and  the  Capri
Principals, or any of them, as the context may require.

               "Capri Principals" has the meaning ascribed thereto in the Recitals.

               "Carter" has the meaning ascribed thereto in the Recitals.

               "Carter Amendment" means the amendment entered into on or before the Closing Date, in the form attached hereto as Exhibit Q, amending Carter's employment agreement with CCLP to extend the term of the employment agreement and provide that the non-competition provisions thereof will continue to apply after any termination of Carter's employment or expiration of such employment agreement following the Borrowers' failure to pay the Consolidated Term Loan when due, whether at scheduled maturity, by acceleration or otherwise.

               "Carter Guaranty" means that certain Guaranty dated the Closing Date entered into by and between Carter and the Lender, in the form attached hereto as Exhibit T.

               "Cash Operating Expenditures" means cash payments for ordinary and necessary operating expenses incurred in the Capri Companies' business of Mortgage Banking, cash payments of principal and interest, including interest on secured warehouse lines of credit and interest on secured tax and interest investment arbitrage lines of credit utilized by CCLP or any Subsidiary, due on outstanding Debt, cash payments for income taxes payable by Capri or any Subsidiary, cash payments for capital expenditures subject to the limitations of
Section 2.23 of Schedule 7.11 to the Amended and Restated Term Loan Agreement, and cash payments to or on behalf of the partners of Capri subject to the limitations of Section 2.21 of Schedule 7.11 to the Amended and Restated Term Loan Agreement. Cash payments by the Capri Companies for purposes other than the foregoing are expressly excluded from Cash Operating Expenditures.

               "CCA" has the meaning ascribed thereto in the Recitals.

               "CCA Assets Security Agreement" means that certain Security Agreement dated the CCA Purchase Closing Date made by CRC and CCLP in favor of the Lender, pursuant to which CRC and CCLP grant Lender a security interest in and to all of the assets of CCA, in the form attached hereto as Exhibit L-3.

               "CCA Minority Interest" means the 49% membership interest in CCA owned by CAG prior to the Closing Date

               "CCA Minority Interest Security Agreement" means that certain Security Agreement dated the Closing Date by and between CRC and Lender, pursuant to which CRC grants Lender a security interest in the CCA Minority Interest purchased by CRC pursuant to the CCA Purchase Agreement, in the form annexed hereto as Exhibit L-1.

               "CCA Majority Interest Security Agreement" means that certain Security Agreement dated the Closing Date by and between CCLP and Lender, pursuant to which CCLP grants Lender a security interest in its 51% membership interest in CCA in the form attached hereto as Exhibit L-2.

               "CCA Purchase Advance" has the meaning ascribed thereto in the Recitals.

               "CCA Purchase Advance Notice" has the meaning ascribed thereto in
Section 2.3.

               "CCA Purchase Agreement" means the purchase agreement dated on or prior to the Closing Date entered into by and between CRC, as purchaser, and CAG, as seller, pursuant to which CAG agrees to sell to CRC on the Closing Date the CCA Minority Interest.

               "CCA Purchase Closing Date" means the date on which all of the conditions in Section 3.2 have been satisfied or waived and the CCA Purchase Advance is advanced hereunder pursuant to this Agreement and the Amended and Restated Term Loan Agreement.

               "CCLP" has the meaning ascribed thereto in the preamble to this Agreement.

               "CCM" means Capri Capital Management, LLC, an Illinois limited liability company.

               "CCM Security Agreement" means that Certain Security Agreement dated the Closing Date by and between CCLP and Lender, pursuant to which CCLP grants Lender a security interest in the limited liability company interests of CCLP in CCM, in the form attached hereto as Exhibit N.

               "Closing  Date" means the date on which all of the  conditions in
Section 3.1 have been satisfied or waived and (i) the Assignment of Existing Term Loan is executed and delivered by the Term Loan Banks to the Lender, and
(ii) the Initial Advance is advanced hereunder pursuant to this Agreement and the Amended and Restated Term Loan Agreement.

               "Collateral" means, collectively all of the collateral in which a security interest is granted to the Lender pursuant to the Security Agreements.

               "Comerica" has the meaning ascribed thereto in the preamble to this Agreement.

               "CRC" has the meaning ascribed thereto in the Recitals.

               "CRC Guaranty" means that certain Guaranty dated the Closing Date entered into by and between CRC and the Lender, in the form attached hereto as
Exhibit X.

               "Credit Enhancement Agreement" has the meaning ascribed thereto in the Recitals.

               "Credit Enhancement Clawback Agreement" means the Agreement Relating to Amended and Restated Credit Enhancement Umbrella Agreement dated on or about July 15, 2004 by and among CAI, CCLP, Capri Holdings, the CRC Principals and the Credit Enhancers.

               "Credit Enhancement Clawback Right" means the right granted by certain of Capri Parties to the Credit Enhancers providing for payment to the Credit Enhancers of a portion of the proceeds if certain subsequent transactions involving the acquisition of CCLP are entered into (but excluding such acquisitions by the party providing financing for the repayment of the Existing Term Loan and the payment of the Credit Enhancement Termination Fee), pursuant to the Credit Enhancement Clawback Agreement.

               "Credit Enhancement Documents" means the Credit Enhancement Agreement and the guaranties, security agreements and other documents and instruments executed in connection therewith, as the same have been amended, and the Credit Enhancement Clawback Agreement.

               "Credit Enhancement Termination Fee" means the fee in the amount of $14,500,000 payable to the Credit Enhancers by the Borrowers in full satisfaction of all obligations of the Borrowers and their affiliates to GRS and PFRS pursuant to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right.

               "Credit  Enhancer"  and  "Credit   Enhancers"  have  the  meaning
ascribed thereto in the Recitals.

               "Debt" has the meaning ascribed thereto in Schedule 7.11 to the Amended and Restated Term Loan Agreement.

               "Default" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Event of Default" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Existing Term Loan" has the meaning ascribed thereto in the Recitals.

               "Existing Term Loan Agreement" has the meaning ascribed thereto in the Recitals.

               "Existing Term Loan Bank" and "Existing Term Loan Banks" have the meaning ascribed thereto in the Recitals.

               "Existing Term Loan Documents" means the Existing Term Loan Agreement and the notes, guaranties, security agreements and other documents and instruments executed in connection therewith.

               "Fargo" has the meaning ascribed thereto in the Recitals.

               "Fargo Amendment" means the amendment entered into on or before the Closing Date, in the form attached hereto as Exhibit R, amending Fargo's employment agreement with CCLP to extend the term of the employment agreement and provide that the non-competition provisions thereof will continue to apply after any termination of Fargo's employment or expiration of such employment agreement following the Borrowers' failure to pay the Consolidated Term Loan when due, whether at scheduled maturity, by acceleration or otherwise.

               "Fargo Guaranty" means that certain Guaranty dated the Closing Date entered into by and between Fargo and the Lender, in the form attached hereto as Exhibit U.

               "Finance" means Capri Capital Finance, LLC, a Delaware limited liability company.

               "Finance Security Agreement" means that certain Amended and Restated Security Agreement dated the Closing Date by and between Capri Holdings and Lender, pursuant to which Capri Holdings grants Lender a security interest in the limited liability company interests of Capri Holdings in Finance, in the form attached hereto as Exhibit M.

               "Financial Statements" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "First Amendment to Credit Enhancement Agreement" means that certain first Amendment to Amended and Restated Credit Enhancement Umbrella Agreement dated as of June 13, 2003 and effective as of April 28, 2003, made by and among CAI, CCLP, Capri Holdings and the Credit Enhancers.

               "First Amendment to Existing Term Loan Agreement" means that certain First Amendment to Credit Agreement dated as of April 28, 2003 made by and among CCLP, CAI and the Existing Term Loan Banks.

               "Fiscal Year" means the Companies' fiscal year for financial accounting purposes each of which ends on December 31.

               "General Partner" means CPC Realty Advisors, Inc., an Illinois corporation.

               "General Partner Guaranty" means that certain Guaranty dated the Closing Date entered into by and between the General Partner and the Lender, in the form attached hereto as Exhibit W.

               "GRS" has the meaning ascribed thereto in the Recitals.

               "Guaranties" means the Carter Guaranty, the Fargo Guaranty, the CPC Guaranty, the Primo Guaranty and the CRC Guaranty, or any of them, as the context may require.

               "Initial Advance" has the meaning ascribed thereto in the Recitals.

               "Lender" has the meaning ascribed thereto in the preamble to this Agreement.

               "Lien" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Loan" has the meaning ascribed thereto in the recitals.

               "Mortgage Banking" means the business of underwriting or originating commercial or multi-family mortgage loans only, holding or warehousing such loans, marketing such loans to investors, and managing or servicing such loans during their repayment term.

               "Net Cash Flow" means the Capri Companies' and their Affiliates' total cash revenue of all types and from all sources less Cash Operating Expenditures plus the aggregate excess, if any, of the actual Cash Operating
Expenditures over the budgeted Cash Operating Expenditures in the approved Semi-Annual Budget Plans (as such term is defined in Schedule 7.11 to the Amended and Restated Term Loan Agreement).

               "Note" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Obligations" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Option  Agreement" has the meaning  ascribed  thereto in Section
7.1.

               "Partnership Interest Security Agreement" means that certain Security Agreement dated the Closing Date by and among CAI, General Partner, CRC and Lender, pursuant to which CAI,, General Partner and CRC grant Lender a security interest in and to the partnership interests of CAI, General Partner in CCLP, and CRC in the form attached hereto as Exhibit O.

               "Permitted Liens" has the meaning ascribed thereto in Section 3.1(e).

               "Person" means an individual, partnership, limited partnership, limited liability company, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

               "PFRS" has the meaning ascribed thereto in the Recitals.

               "Primo" has the meaning ascribed thereto in the Recitals.

               "Primo Amendment" means the amendment entered into on or before the Closing Date, in the form attached hereto as Exhibit S, amending Primo's employment agreement with CCLP to extend the term of the employment agreement and provide that the non-competition provisions thereof will continue to apply after any termination of Primo's employment or expiration of such employment agreement following the Borrowers' failure to pay the Consolidated Term Loan when due, whether at scheduled maturity, by acceleration or otherwise.

               "Primo Guaranty" means that certain Guaranty dated the Closing Date entered into by and between Primo and the Lender, in the form attached hereto as Exhibit V.

               "Purchase  Option"  has the meaning  ascribed  thereto in Section
7.1.

               "Releases by Credit Enhancers" means (i) the release executed by GRS releasing CCLP and its Affiliates from all liabilities to GRS pursuant to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right, and (ii) the release executed by PFRS releasing CCLP and its Affiliates from all liabilities to PFRS pursuant to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right, each in the form attached hereto as Exhibit D.

               "Releases by Term Loan Banks" means (i) the release executed by Bank One releasing CCLP and its Affiliates from all liabilities to Bank One pursuant to the Existing Term Loan Documents, and (ii) the release executed by Comerica releasing CCLP and its Affiliates from all liabilities to Comerica pursuant to the Existing Term Loan Documents, each in the form attached hereto as Exhibit E.

               "Second Amendment to Credit Enhancement Agreement" means that certain Second Amendment to Amended and Restated Credit Enhancement Umbrella Agreement dated January, 2004 and effective as of January 15, 2004, made by and among CAI, CCLP, Capri Holdings and the Credit Enhancers.

               "Second Amendment to Existing Term Loan Agreement" means that certain Second Amendment to Credit Agreement dated as of January 29, 2004 dated as of January 29, 2004 made by and among CCLP, CAI and the Term Loan Banks.

               "Security Agreements" means, collectively, the (i) Capri Holdings Security Agreement, (ii) CCA Minority Interest Security Agreement, (iii) CCA Majority Interest Security Agreement, (iv) CCM Security Agreement, (v) Associates Security Agreement, (vi) Finance Security Agreement, (vii) Affiliate Interest Security Agreement, (viii) Assets Security Agreement, (ix) Partnership Interest Security Agreement, (x) Servicing Rights Security Agreement, (xi) Stock and CRC Membership Interests Security Agreement and (xii) the CCA Assets Security Agreement, in each case, as amended, modified or supplemented from time to time.

               "Servicing Rights Security Agreement" means that certain Security Agreement dated the Closing Date made by CCLP, CAI and Capri Holdings in favor of Lender, pursuant to which CCLP, CAI and Capri Holdings grant Lender a security interest in and to that certain Servicing Rights Portfolio (as defined therein), in the form attached hereto as Exhibit P.

               "Stock and CRC Membership Interests Security Agreement" means that certain Security Agreement dated the Closing Date by and among Carter, Primo, Fargo and Lender, pursuant to which Carter, Primo and Fargo grant to lender a security interest in their shares of common capital stock of CAI and of General Partner, and in their limited liability company membership interests in CRC, in the form annexed hereto as Exhibit J.

               "Subsidiary" has the meaning ascribed thereto in the Amended and Restated Term Loan Agreement.

               "Transaction Documents" means this Agreement, the Assignment of Existing Term Loan, the Option Agreement, the Releases by Credit enhancers, the Releases by Term Loan Banks, the Amendments to Employment Agreements, the Guaranties, the Security Agreements, the Amended and Restated Term Loan Agreement and all other Amended and Restated Term Loan Documents, and all other instruments, agreements and documents heretofore or hereafter executed or delivered in connection therewith, in each case, as amended, modified or supplemented from time to time.

               "Transaction  Fee" has the  meaning  ascribed  thereto in Section
9.1.

               "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                                   ARTICLE II

                                  TRANSACTIONS

        SECTION 2.1 Assignment of Existing Term Loan. Subject to the terms and conditions of this Agreement, on the Closing Date the Lender shall acquire the Existing Term Loan from the Existing Term Loan Banks pursuant to the Assignment of Existing Term Loan, in consideration of the payment by the Lender to the Existing Term Loan Banks of the amount of $55,000,000. The Assignment of Existing Term Loan shall include representations and warranties by the Existing Term Loan Banks as to authority to transfer the Existing Term Loan and all rights under the Existing Term Loan Documents, ownership and transferability of the Existing Term Loan and all rights under the Existing Term Loan Documents, the outstanding balance of the Existing Term Loan as of the Closing Date, and that they have provided to the Lender true and complete copies of all documents relating to the Existing Term Loan.

        SECTION 2.2 Initial Advance. Subject to the terms and conditions of this Agreement and the Amended and Restated Term Loan Agreement, the Lender shall on the Closing Date advance the Initial Advance to the Borrowers. The proceeds of the Loan shall be used for the purposes set forth in Section 1.4 of the Amended and Restated Term Loan Agreement. The Loan shall be repaid as provided in the Amended and Restated Term Loan Documents.

        SECTION 2.3

               (a)Additional Advance. Subject to the terms and conditions set forth herein, subsequent to the Closing Date but on or before August 1, 2004 , the Borrowers shall have the right to request that the Lender make the CCA Purchase Advance in the amount of up to $12,000,000, which shall be utilized by the Borrowers solely for the purpose of making a loan to CRC, the proceeds of which shall be used solely for the purpose of paying the purchase price to acquire the CCA Minority Interest, by delivering a written notice to the Lender (the "CCA Purchase Advance Notice"). The CCA Purchase Advance Notice shall be given at least three Business Days prior to the requested date of the CCA Purchase Advance and shall state the requested date of the CCA Purchase Closing Date, which may be changed by the Borrowers on two Business Days notice.

               (b)On the CCA Purchase Closing Date, the Lender shall loan to the Borrowers the CCA Purchase Advance.

                                  ARTICLE III

                               CLOSING CONDITIONS

        SECTION 3.1 Initial Advance Closing Conditions. The obligation of the Lender to make the Initial Advance on the Closing Date is subject to the satisfaction on or before the Closing Date (unless otherwise noted) of the following conditions precedent, each in form and substance satisfactory to the
Lender:

               (a) Transaction Documents. The Lender shall have received:

                      (i) this Agreement;

                      (ii) the Note

                      (iii) the Assignment of Existing Term Loan;

                      (iv) the Option Agreement;

                      (v) the Releases by Credit Enhancers;

                      (vi) the Releases by Term Loan Banks;

                      (vii) the Carter Amendment;

                      (viii) the Fargo Amendment;

                      (ix) the Primo Amendment;

                      (x) the Capri Holdings Security Agreement;

                      (xi) the CCA Majority Interest Security Agreement;

                      (xii) The CCM Security Agreement;

                      (xiii) the Associates Security Agreement;

                      (xiv) the Finance Security Agreement;

                      (xv) the Affiliate Interest Security Agreement;

                      (xvi) the Assets Security Agreement;

                      (xvii) the Partnership Interest Security Agreement;

                      (xviii) the Servicing Rights Security Agreement;

                      (xix) the Stock and CRC Membership Interests Security Agreement;

                      (xx) the Carter Guaranty;

                      (xxi) the Fargo Guaranty;

                      (xxii) the Primo Guaranty;

                      (xxiii) the General Partner Guaranty;

                      (xxiv) the CRC Guaranty;

                      (xxv) the Amended and Restated Term Loan Agreement;

and each of the other Transaction Documents (together with all amendments, supplements, exhibits and schedules thereto), each of which (w) shall have been duly authorized, executed and delivered by the Capri Parties, the Existing Term Loan Banks or the Credit Enhancers, as applicable, (x) shall be dated the Closing Date (or other date acceptable to the Lender), (y) shall be in form and substance satisfactory to the Lender, and (z) shall be in full force and effect.

               (b)Representations and Warranties True and Correct. Each of the representations and warranties made by the Capri Parties (or any of them) in the Amended and Restated Term Loan Documents shall be true and correct as of the Closing Date.

               (c)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing.

               (d)No Material Adverse Change. Between January 1, 2004 and the Closing Date, nothing shall have occurred which has had, or is reasonably likely to have, a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Capri Parties, taken as a whole.

               (e)Consents and Approvals.  All necessary  governmental and third party approvals and/or consents in connection with the transactions contemplated by this Agreement and the other Transaction Documents, including without limitation Fannie Mae and Freddie Mac approvals, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the transactions contemplated by this Agreement and the other Transaction Documents. Satisfaction of this condition shall also be a condition to the obligations of the Capri Parties to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

               (f)Corporate Documents. The Lender shall have received the following (each to be properly executed and completed), in form and substance satisfactory to the Lender:

                      (i)the opinion of Sonnenschein Nath & Rosenthal LLP, legal counsel to the Capri Parties;

                      (ii) copy of the organizational documents of each of the Capri Companies, certified by the proper officer of each such Capri Company or the General Partner, as applicable;

                      (iii) copies of resolutions of the applicable boards of directors or managers of the Capri Companies authorizing the execution and delivery of the respective Transaction Documents to which each of them is a party, certified by officers or managers of the Capri Companies, and of all other legal documents or proceedings taken by the Capri Companies in connection with the execution and delivery of the Transaction Documents to the extent the Lender may reasonably request;

                      (iv) a certificate of an officer or manager of each of the following Persons, each dated the Closing Date, certifying the names and true signatures of the incumbent officers or comparable authorized Persons of such Person, authorized to sign, on behalf of such Person and any of the other Capri Parties, as applicable, the Transaction Documents to which such Person or such other Capri Party, as applicable, is a party and each other document to be delivered by such Person or such other Capri Party, as applicable, from time to time in connection with the Transaction Documents (and the Lender may conclusively rely on such certificate as to the continuing status of such individuals as authorized signatories of such Person or such other Capri Party, as applicable, until it receives notice in writing to the contrary from such Person):

                      (A) CCLP;

                      (B) CAI;

                      (C) Capri Holdings;

                      (D) Associates;

                      (E) Finance;

                      (F) the General Partner;

                      (G) CRC; and

                      (H) CCA

                      (v)a certificate of an officer of the General Partner and an officer of CAI certifying as of the Closing Date that (A) each of the representations and warranties made by the Capri Parties (or any of them) in the Transaction Documents are true and correct as of the Closing Date, (B) no Default or Event of Default shall have occurred and be continuing, and (C) all of the conditions set forth herein have been satisfied as of the Closing Date.

                      (g)Security Agreements; Filings. The filing of all UCC-1 financing statements or other instruments shall have been made in such manner and in such places listed on Schedule 3.1(e) and otherwise as are required under applicable law to establish and perfect the Liens over the Collateral granted in favor of the Lender pursuant to the Security Agreements, in each case to provide the Lender with a first priority Lien on the Collateral, subject only to Liens expressly permitted pursuant to Section 7.6 of the Amended and Restated Term Loan Agreement ("Permitted Liens").

                      (h)Lien Search Reports; Termination Statements. The Lender shall have received satisfactory reports, dated as of a reasonably current date, of UCC, judgment and tax lien searches, in each case conducted by search firms acceptable to the Lender in each location relevant to the Capri Parties granting security interests and the Collateral. The Lender shall have received duly executed termination statements and releases in form and substance satisfactory to the Lender with respect to all UCC financing statements filed against any of the Capri Parties and naming GRS or PFRS as secured parties and any other filings or recordings with respect to the Collateral revealed in the aforementioned searches, except for UCC financing statements filed in respect of the Existing Term Loan, which shall be assigned to the Lender pursuant to the Assignment of Existing Term Loan and in respect of which UCC-3 statements will be filed reflecting such assignment.

                      (i)Pledged Stock. The Lender shall have received the original certificates evidencing all of the stock in CAI and the General
Partner,  which  stock  is  pledged  to the  Lender  pursuant  to  the  Security
Agreements, together with undated stock powers duly executed in blank in connection therewith.

                      (j)Additional Matters. The Lender shall have received such other certificates, opinions, documents and instruments as may be reasonably requested by the Lender, including without limitation all partnership and other proceedings and all other documents (including all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lender.

        SECTION 3.2 CCA Purchase Advance Closing Conditions. The obligation of the Lender to make the CCA Purchase Advance is subject to the satisfaction on or before the CCA Purchase Closing Date (unless otherwise noted) of the following conditions precedent, each in form and substance satisfactory to the Lender:

               (a)Each of the representations and warranties made by the Capri Parties (or any of them) in the Amended and Restated Term Loan Documents and the other Transaction

Documents shall be true and correct in all material respects as of the CCA Purchase Date (as if made on and as of the CCA Purchase Date).

               (b)No Default or Event of Default (as such terms are defined in the Amended and Restated Term Loan Agreement) shall have occurred and be continuing under the Amended and Restated Tem Loan Documents.

               (c)Between the Closing Date and the CCA Purchase Advance Date, nothing shall have occurred which has had, or is reasonably likely to have, a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Capri Parties, taken as a whole.

               (d)Simultaneously with the making of the CCA Purchase Advance, CRC shall have (i) acquired the CCA Minority Interest on terms reasonably satisfactory to the Lender, and (ii) executed and delivered to the Lender the CCA Minority Interest Security Agreement and the CCA Assets Security Agreement.

               (e)The Lender shall have received a certificate of an officer of the General Partner and an officer of CAI certifying on the Closing Date that the foregoing conditions have been satisfied.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        SECTION 4.1 Representations and Warranties.

               (a)The Borrowers and Capri Holdings jointly and severally represent and warrant to the Lender, as an inducement to the Lender to enter into this Agreement and to consummate the transactions contemplated hereby, that all of the representations and warranties made by the Capri Parties, or any of them, in the Transaction Documents, are true and correct in all material respects (disregarding for this purpose any standard of materiality contained in such representations and warranties) as of the date of this Agreement and, if different, the Closing Date.

               (b)The Borrowers have delivered to the Lender true and correct copies of the Existing Term Loan Documents and the Credit Enhancement Documents. The Existing Term Loan Banks have duly and effectively assigned to the Lender all of their rights under the Existing Term Loan Documents pursuant to the Assignment of Existing Term Loan, and the Existing Term Loan Banks have no further rights under or relating to the Existing Term Loan Documents except as provided in the Assignment of Existing Term Loan. The Credit Enhancement Documents have been duly and effectively terminated and released and the Credit Enhancers have no further rights under or relating to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right. The Credit Enhancement Clawback Right does not apply to any transfer to Lender or its Affiliates of interests in the Borrowers or their Subsidiaries.

                                    ARTICLE V

                                    COVENANTS

        SECTION 5.1 Covenants in Transaction Documents. The Borrowers and Capri Holdings jointly and severally covenant and agree with the Lender, as an inducement to the Lender to enter into this Agreement and to consummate the transactions contemplated hereby, that the Borrowers and Capri Holdings shall, and shall cause the other Capri Parties to, comply in all material respects (disregarding for this purpose any standard of materiality contained in such covenants and other agreements) with all of the covenants and other agreements made by the Capri Parties, or any of them, in the Transaction Documents.

                                   ARTICLE VI

                             ANNUAL SUPPLEMENTAL FEE

        SECTION 6.1 Annual Supplemental Fee. In addition to the interest payable under the Note, as additional consideration for acquiring the Existing Term Loan and providing the Additional Loan to, among other things, allow CCLP to pay the Credit Enhancement Termination Fee and purchase the CCA Minority Interest, the Lender shall be entitled to receive an annual supplemental fee from CCLP, Capri Holdings and CAI of fifty percent (50%) of the Fiscal Year Net Cash Flow of the Capri Companies and their Affiliates (the "Annual Supplemental Fee").

        SECTION  6.2  Calculation,  Time  and  Manner  of  Payment.  The  Annual
Supplemental Fee shall be calculated during the term of this Agreement (including any extensions or renewals) as of the end of each Fiscal Year. The Annual Supplemental Fee shall be due and payable within thirty (30) calendar days after the end of each Fiscal Year. It is understood that the Annual Supplemental Fee will be calculated annually based on unaudited internal financial information of the Capri Companies and the Annual Supplemental Fee paid at the end of each Fiscal Year in accordance with the provisions of this Section will be subject to reasonable adjustment based on final audited Financial Statements for such Fiscal Year, provided that such final audited
Financial Statements are provided to the Lender no later than ninety (90) days after the end of such Fiscal Year. Any additional amounts due to the Lender resulting from such adjustment shall be due and payable to the Lender within ninety (90) calendar days after the end of the affected Fiscal Year. Any amounts due to CCLP, CAI and Capri Holdings resulting from such adjustments shall be credited towards the next payment due to the Lender under the Note. Notwithstanding the foregoing and Section 6.1, for any period during the term of this Agreement (including any extensions or renewals) comprising a partial Fiscal Year, the Annual Supplemental Fee applicable to such period shall equal fifty percent (50%) of the Net Cash Flow of the Capri Companies for such partial Fiscal Year.

        SECTION 6.3 Deferral Option. At the option of CCLP, CAI and Capri Holdings, payment to the Lender of up to ten percent (10%) of any Annual Supplemental Fee may be deferred. Any such deferred amounts will accrue interest on a daily compounded basis at the prevailing bank prime rate. Any such deferred amounts and accrued interest thereon may be paid to the Lender by CCLP, CAI and Capri Holdings at any time; all such deferred amounts and all accrued interest thereon shall become due and payable immediately on the occurrence of any Event of Default.

        SECTION 6.4 Amendment on Exercise of Purchase Option. In the event the Purchase Option is exercised, the parties hereto hereby agree to enter into an amendment to this Agreement to the following effect:

        The Annual Supplemental Fee shall be eliminated and replaced by the following provisions:

        The Lender's limited partnership interest capital account will be credited for the same amount as would be calculated under the provisions of
Section  6.1  of  this  Agreement   applicable  to  calculation  of  the  Annual
Supplemental Fee for the applicable period. All such amounts credited to the Lender's limited partnership interest capital accounts will be distributed to the Lender in the same manner as provided in Section 6.1 of this Agreement and, upon such distribution, will be charged to the Lender's limited partnership interest capital account. Any such amount paid to the Lender as a partnership distribution will satisfy, automatically and dollar for dollar, Capri's obligation under this Agreement to pay the Lender the corresponding Annual Supplemental Fee. In the event of termination of this Agreement, distribution of all such amounts credited to the Lender's limited partnership interest capital account and unpaid at the date of such termination will be immediately payable.

        All other provisions of this Agreement will remain in full force and effect upon exercise of the Purchase Option.

        SECTION 6.5 Calculation and Payment of Fees. Along with each payment of an Annual Supplemental Fee, CCLP, on behalf of the Capri Companies, shall also deliver to the Lender a written certificate, in form and substance acceptable to the Lender and signed by the chief executive officer and chief financial officer of CCLP that explains in reasonable detail the calculation of the due and payable Annual Supplemental Fee.

                                  ARTICLE VII

                                 PURCHASE OPTION

        SECTION 7.1 Purchase Option.

               (a)On the Closing Date CCLP shall execute and deliver to the Lender an option agreement in the form of Exhibit C (the "Option Agreement") granting to the Lender an option (the "Purchase Option") to purchase a nondilutable voting limited partnership interest in CCLP equal to Sixty-Five Percent (65%) of the outstanding total voting partnership interests in CCLP at an exercise price of $2.00, such interest to have the characteristics described in the Option Agreement or elsewhere in this Agreement. The Purchase Option shall be non-dilutable, i.e., without the written consent of the Lender CCLP will not (i) issue or deliver to any Person any interest in CCLP that was not in existence and outstanding on the date hereof or (ii) recognize any purported transfer or assignment of interests in CCLP, to any

Person other than (A) one who is presently a partner in CCLP (B), CRC or (C) the Lender, or recognize any purported transfer or assignment of any interest in CCLP that is subject to the Purchase Option. The Option Agreement shall provide that the Purchase Option may not be exercised prior to January 15, 2004, and may not be exercised if the Obligations are paid in full on or prior to such date.

               (b)In the event that the Purchase Option is exercised, CCLP and its principals will cooperate fully, and to the satisfaction of the Lender, with any and all efforts the Lender may undertake, at its sole discretion, either independently or in concert with CCLP, with respect to disposition of the Lender's interests in CCLP in any manner that the Lender determines to be in its interest and which complies with all applicable laws (including, without limitation, all securities laws).

                                  ARTICLE VIII

                                   TERMINATION

        SECTION 8.1 Termination. This Agreement shall terminate when all of the Obligations are fully paid, satisfied or discharged; provided, that the parties' rights, obligations and remedies hereunder shall survive any such termination to the extent expressly provided herein. Termination pursuant to this Section 8.1 shall include, but not be limited to, early payoff of the Loan and mutual written agreement between the parties hereto.

                                   ARTICLE IX

                                 TRANSACTION FEE

        SECTION 9.1 Transaction Fee. If (i) prior to payment in full of the obligations under the Loan, any acquisition of equity interests in, or any substantial portion of the assets (except for sales of assets held in commingled funds or in separate accounts of clients, and sales of assets, such as mortgage loans, in the ordinary course of business consistent with past practice) of, any of the Capri Companies, is consummated with any Person other than the Lender and its Affiliates, or any of the Capri Parties enters into any agreement with respect to, or granting a right to acquire, such interests or assets with any party other than the Lender and its Affiliates or (ii) the Loan is repaid out of the proceeds of any financing or equity provided by a third party other than the Lender or one or more of its Affiliates, the Capri Parties shall pay to the Lender the amount of $3,000,000 in cash (the "Transaction Fee"), concurrently with such consummation or entry into agreement, as applicable.

                                   ARTICLE X

                                  MISCELLANEOUS

        SECTION 10.1 Amendment; Waiver.

               (a)This Agreement may not be amended except by an instrument in writing executed by each of CCLP and the Lender.

               (b)Any failure of any party to comply with any provision hereof may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to any subsequent or other failure.

        SECTION 10.2 Expenses.

        All costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the Capri Parties in connection with this Agreement and the transactions contemplated hereby shall be paid out of the proceeds of the Loan advanced on the Closing Date, provided, that if such proceeds are not sufficient to pay all of such expenses of the Capri Parties, then the Capri Principals shall pay such excess amount of expenses and such amount shall not be paid by the Capri Companies (except to the extent that such amounts are paid from the proceeds of any financing the proceeds of which are used to repay the Loan).

        SECTION 10.3 Assignment; Parties in Interest.

        This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned, except by operation of law by any party hereto without the prior written consent of the other party, which consent may be withheld by any party in its sole discretion. Nothing in this Agreement, express or implied, is intended to confer upon any third person or entity any rights or remedies of any nature whatsoever under this Agreement.

        SECTION 10.4 Further Assurances.

        Each of CCLP, CAI and Capri Holdings agrees that, from and after the date hereof, upon the reasonable request of the Lender and without further consideration, such party will, and will cause its Subsidiaries and Affiliates to, execute and deliver to the Lender such documents and further assurances and will take such other actions as the Lender may reasonably request in order to carry out the purpose and intention of this Agreement.

        SECTION 10.5 Entire Agreement.

        This Agreement and the Schedules and Exhibits and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and all earlier drafts of this Agreement or any Schedule or Exhibit hereto and all negotiations, conversations, correspondence or other communications relating to the transactions and agreements contemplated by this Agreement are hereby merged with and into this Agreement in such a way as to prevent any party to this Agreement from referring to such drafts, negotiations, conversations, correspondence or other communications in any subsequent dispute between any of the parties hereto. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

        SECTION 10.6 Headings; References.

        The Article and Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Unless the context otherwise requires, references in this Agreement to Sections, Articles, Schedules and Exhibits are references to Sections and Articles of, and Schedules and Exhibits to, this Agreement.

        SECTION 10.7 Notices.

        All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third Business Day after mailing (on the first Business Day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

                      If to CCLP, to:

               Capri Capital Limited Partnership
               875 North Michigan Avenue
               Suite 3430
               Chicago, Illinois
               Attention:  Quintin E. Primo III

                      with a copy to:

               Sonnenschein Nath & Rosenthal LLP
               8000 Sears Tower
               Chicago, Illinois 60606
               Attention:  Eric R. Decator, Esq.

                      If to the Lender, to:

               CharterMac Corporation
               625 Madison Avenue
               New York, New York 10022
               Attention:  Mr. Stuart J. Boesky

                      with a copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036
               Attention:  Steven Fishman, Esq.

                      and, in case of any notice of default by the Lender to CCLP or other Capri Parties, with a copy to:

               Fannie Mae
               3900 Wisconsin Avenue, NW
               Washington, D.C.  20016
               Attention:  Mark B. Van Kirk
               Telecopy No.:  (301) 280-2048

Any party may by notice given in accordance with this Section 10.7 to the other parties designate another address or Person for receipt of notices hereunder.

        SECTION 10.8 Consent to Jurisdiction. EACH BORROWER AND CAPRI HOLDINGS ACKNOWLEDGES THAT THE LENDER'S PRINCIPAL OFFICE IS LOCATED IN NEW YORK, NEW YORK AND THAT THE LENDER MAY BE IRREPARABLY HARMED IF IT IS REQUIRED TO INSTITUTE OR DEFEND ANY ACTION IN ANY JURISDICTION OTHER THAN THE SOUTHERN DISTRICT OF NEW YORK OR NEW YORK COUNTY, NEW YORK. THEREFORE, EACH BORROWER AND CAPRI HOLDINGS IRREVOCABLY AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING BY SUCH BORROWER OR CAPRI HOLDINGS RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE BROUGHT ONLY IN THE CIRCUIT COURT OF NEW YORK COUNTY OR IN THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER AND CAPRI HOLDINGS CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDINGS BY THE LENDER AND WAIVES ANY OBJECTION WHICH SUCH BORROWER OR CAPRI HOLDINGS MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT. EACH BORROWER AND CAPRI HOLDINGS AGREES TO JOIN THE LENDER IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT.

        SECTION 10.9 Waiver of Jury Trial. EACH BORROWER AND CAPRI HOLDINGS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT SUCH BORROWER OR CAPRI HOLDINGS MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER. EACH BORROWER AND CAPRI HOLDINGS ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

        SECTION 10.10 Governing Law. This Agreement and the other Transaction Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of New York, without regard to conflicts of law doctrine.

        SECTION 10.11 Counterparts.

        This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

                            [Signature pages follow.]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above written.

BORROWERS:                      CAPRI CAPITAL LIMITED PARTNERSHIP

                                By:


                                By:    /s/ Quintin E. Primo III
                                       -------------------------
                                       Name:  Quintin E. Primo III
                                       Title: Co-Chairman


                                CAPRI ACQUISITION, INC.



                                By:    /s/ Quintin E. Primo III
                                       ------------------------
                                       Name: Quintin E. Primo III
                                       Title: Co-Chairman





CAPRI HOLDINGS:                 CAPRI HOLDINGS, LLC




                                By:    /s/ Quintin E. Primo III
                                       ------------------------
                                       Name:  Quintin E. Primo
                                       Title: Co-Chairman





LENDER:                         CM INVESTOR LLC

                                By:    Charter Mac Corporation, its Sole Member


                                By:    /s/ Stuart J. Boesky
                                       --------------------
                                       Name: Stuart J. Boesky
                                       Title: Chief Executive Officer

                                                                 Schedule 3.1(e)


                           Security Agreement Filings


Delaware Secretary of State
---------------------------

CCLP, Associates, Finance, CRC


Illinois Secretary of State
---------------------------

Capri Holdings, CAI, Fargo, Primo, General Partner


California
----------

Carter